Exhibit 10.1

THIRD AMENDMENT TO MASTER LEASE

This THIRD AMENDMENT TO MASTER LEASE (the “Amendment”) is entered into as of January 29, 2019 (the “Effective Date”), by and between MGP Lessor, LLC, a Delaware limited liability company (together with its permitted successors and assigns, “Landlord”), and MGM Lessee, LLC, a Delaware limited liability company (together with its permitted successors and assigns, “Tenant”). Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings set forth in the Master Lease (as hereinafter defined).

RECITALS

A.    Landlord and Tenant have entered into that certain Master Lease dated as of April 25, 2016 (the “Master Lease”), as amended by that certain First Amendment to Master Lease dated as of August 1, 2016, as further amended by that certain Second Amendment to Master Lease dated as of October 5, 2017.

B.    Landlord and Tenant desire to amend the Master Lease by adding the Empire City Casino and Yonkers Raceway, Yonkers, New York, to the Leased Property demised pursuant to the Master Lease and Landlord desires to lease the same to Tenant and Tenant desires to lease the same from Landlord upon the terms set forth in this Master Lease as amended hereby.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

Amendment

1.1    Additional Leased Property. Landlord and Tenant hereby agree that from and after the Effective Date, (i) the Empire City Casino and Yonkers Raceway, Yonkers, New York (“Empire”) shall be added to the “List of Facilities” set forth on Exhibit A to the Master Lease, (ii) the legal description of Empire attached hereto as Schedule 1 (Part I) shall be added to Part I of Exhibit B to the Master Lease, and the leases and/or subleases attached hereto as Schedule 1 (Part II) shall be added to Part II of Exhibit B to the Master Lease, (iii) Empire shall constitute a portion of the Leased Property, and shall be a Facility, for all purposes under the Master Lease, (iv) Empire shall be subject to all of the terms and conditions of the Master Lease, as modified by this Amendment and as the same may be further modified from time to time, and (v) Empire shall be subleased by Tenant to one or more Operating Subtenants pursuant to one or more Operating Subleases in accordance with the Master Lease.

1.2    Base Rent. From and after the Effective Date, the amount of Six Hundred Ninety Five Million Eight Hundred Forty Four Thousand Dollars ($695,844,000) set forth in the definition of “Base Rent” is hereby replaced with the amount of Seven Hundred Forty Million Eight Hundred Forty Four Thousand Dollars ($740,844,000), and the Base Rent initially allocated to Empire shall be Forty Five Million Dollars ($45,000,000) (the “Base Rent

Adjustment Amount”). The Base Rent Adjustment Amount payable during any Lease Year or portion thereof consisting of more or less than twelve (12) calendar months shall be prorated on a monthly basis such that the Base Rent Adjustment Amount that is included within the Base Rent for each calendar month is equal to the Base Rent Adjustment Amount divided by twelve (12). In the event the month in which the Base Rent Adjustment Amount takes effect is a partial month, Tenant shall pay (i) Base Rent (calculated without application of the Base Rent Adjustment Amount) for such month in accordance with Section 3.1 of the Master Lease and (ii) a portion of the Base Rent Adjustment Amount which shall be prorated on a daily basis such that the Base Rent Adjustment Amount for such calendar month is equal to the monthly Base Rent Adjustment Amount divided by the actual number of days in such month and multiplied by the number of days for which the adjustment is applicable.

1.3    Percentage Rent. From and after the Effective Date, the amount of Seventy Four Million Five Hundred Thousand Dollars ($74,500,000) forth in the definition of “Percentage Rent” is hereby replaced with the amount of Seventy Nine Million Five Hundred Thousand Dollars ($79,500,000), and the Percentage Rent initially allocated to Empire shall be Five Million Dollars ($5,000,000) (the “Percentage Rent Adjustment Amount”). The Percentage Rent Adjustment Amount payable during any Lease Year or portion thereof consisting of more or less than twelve (12) calendar months shall be prorated on a monthly basis such that the Percentage Rent Adjustment Amount that is included within the Percentage Rent for each calendar month is equal to the Percentage Rent Adjustment Amount divided by twelve (12). In the event the month in which the Percentage Rent Adjustment Amount takes effect is a partial month, Tenant shall pay (i) Percentage Rent (calculated without application of the Percentage Rent Adjustment Amount) for such month in accordance with Section 3.1 of the Master Lease and (ii) a portion of the Percentage Rent Adjustment Amount which shall be prorated on a daily basis such that the Percentage Rent Adjustment Amount for such calendar month is equal to the monthly Percentage Rent Adjustment Amount divided by the actual number of days in such month and multiplied by the number of days for which the adjustment is applicable. For the purpose of calculating Percentage Rent at the next Percentage Rent Reset Date, the “average annual Net Revenues” of any Facility added to the Leased Property during the trailing five calendar year period prior to such Percentage Rent Reset Date shall be calculated taking into consideration only the portion of such trailing five-year period during which the Facility was included as Leased Property under the Master Lease commencing on the date such Facility was added to the Leased Property.

1.4    Identified Subleases. In addition to the Identified Subleases indicated by letters from Landlord to Tenant dated April 25, 2016, August 2, 2016, and October 5, 2017, the definition of Identified Subleases shall also include those certain leases and/or subleases identified in a supplemental letter of even date herewith from Tenant to Landlord.

1.5    Gaming Licenses. The description of gaming licenses contained on Schedule 2 attached hereto shall be added to Exhibit D to the Master Lease.

1.6    Landlord ROFO. Tenant agrees that during the Term, neither Tenant nor any of its Affiliates shall sell or otherwise transfer, directly or indirectly, any portion of the Development Tracts on which Tenant shall have constructed gaming facilities (the “Empire ROFO Property”), unless Tenant shall first offer Landlord the opportunity to purchase such

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Empire ROFO Property, on the same terms and conditions, mutatis mutandis, which are set forth in Section 7.4 of the Master Lease, except that if Landlord exercises such opportunity to purchase, then such Empire ROFO Property shall become part of the Empire Facility under the Master Lease instead of a new Facility, and the Master Lease shall be amended, including amending the Base Rent, to adjust the terms that apply to the Empire Facility to incorporate the Empire ROFO Property therein.

ARTICLE II

Reaffirmation of Guaranty

2.1    Reaffirmation of Guaranty. By executing this Amendment, Guarantor acknowledges and agrees that Tenant’s obligations under the Master Lease have been modified by this Amendment and therefore Guarantor’s Obligations (as defined in the Guaranty) have been modified by this Amendment. Guarantor hereby reaffirms the Guaranty and Guarantor’s Obligations thereunder, as modified by this Amendment.

ARTICLE III

New York Regulatory Requirements

3.1    Approval by the New York State Gaming Commission. This Amendment is subject to the receipt of any necessary approvals from the New York State Gaming Commission.

ARTICLE IV

Future Development

4.1    Future Development. Landlord and Tenant acknowledge and agree that the Operating Subtenant or other affiliate of MGM Resorts International may in the future develop the property adjacent to Empire such that its adjacent property is integrated with Empire, and Landlord agrees to reasonably cooperate, upon request by Tenant and at no out-of-pocket expense to Landlord, in any such development, including remapping of the Property, entering into restricted declarations and easements and approving any applications and site plans necessary in connection therewith.

ARTICLE V

Miscellaneous

5.1    No Further Amendment. The Master Lease shall remain in full force and effect, unmodified, except as expressly set forth in Article 1 above.

5.2    Governing Law. Subject to Section 41.5 of the Master Lease, this Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York without regard to conflicts of laws principals.

5.3    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be a valid and binding original, but all of which together shall constitute one and the same instrument.

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SIGNATURES ON FOLLOWING PAGE

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IN WITNESS WHEREOF, this Third Amendment to Master Lease has been executed by Landlord and Tenant as of the date first written above.

LANDLORD:

MGP Lessor, LLC

By:	/s/ Andrew Hagopian III
	Name:	Andrew Hagopian III
	Title:	Secretary

TENANT:

MGM Lessee, LLC

By:	/s/ Andrew Hagopian III
	Name:	Andrew Hagopian III
	Title:	Assistant Secretary

Guarantor executes this Amendment solely for purposes of the acknowledgement and reaffirmation of Guaranty contained in Article 2 hereof.

GUARANTOR:

MGM Resorts International

By:	/s/ Andrew Hagopian III
	Name:	Andrew Hagopian III
	Title:	Chief Corporate Counsel and Assistant Secretary

SCHEDULE 1

Part I

LEGAL DESCRIPTION

ALL that certain lot, piece or parcel of land, situate, lying and being in the City of Yonkers, County of Westchester and State of New York, being bounded and described as follows:

PARCEL I (FOR INFORMATION ONLY – TENTATIVE CASINO & RACE TRACK PARCEL)

BEGINNING at the point on the southerly side of the New York State Thruway, as open and in use, said point and place of BEGINNING being distant the following courses and distance formed by the intersection of the southerly side of the New York State Thruway, as open and in use, and the southwesterly side of Yonkers Avenue, as widened;

Along a curve to the right having a radius of 1797 feet in a southwesterly direction, 120.38 feet;

South 65 degrees 22 minutes 01 seconds West, 436.06 feet to the point and place of beginning;

Thence along the westerly line of the New York State Thruway (AKA Central Park Avenue) the following courses and distances:

South 65 degrees 22 minutes 01 seconds West, 76.04 feet to a point of curvature;

Along a curve to the left having a radius of 1122 feet in a northeasterly direction, 164.24 feet;

South 65 degrees 22 minutes 01 seconds West, 232.64 feet;

Along a curve to the left having a radius of 1891 foot in a northeasterly direction, a distance of 653.32 feet;

Thence South 45 degrees 34 minutes 19 seconds West, 113.865 feet;

Thence the following courses and distances through the lands known as Yonkers Raceway:

Thence South 48 degrees 27 minutes 40 seconds East, 478.19 feet;

South 39 degrees 18 minutes 08 seconds East, 2.85 feet;

South 50 degrees 53 minutes 13 seconds East, 15.17 feet;

South 57 degrees 20 minutes 56 seconds East, 30.09 feet;

South 49 degrees 05 minutes 29 seconds East, 21.65 feet;

South 40 degrees 13 minutes 37 seconds East, 34.48 feet;

South 35 degrees 17 minutes 16 seconds East, 8.16 feet;

South 45 degrees 41 minutes 03 seconds East, 10.18 feet;

South 48 degrees 27 minutes 21 seconds East, 259.80 feet;

South 48 degrees 59 minutes 10 seconds East, 79.69 feet;

South 73 degrees 22 minutes 03 seconds East, 3.05 feet;

South 48 degrees 26 minutes 40 seconds East, 81.04 feet;

South 48 degrees 24 minutes 23 seconds East, 108.64 feet;

South 49 degrees 08 minutes 09 seconds East, 41.14 feet;

South 45 degrees 16 minutes 06 seconds East, 21.87 feet;

South 58 degrees 50 minutes 38 seconds East, 34.13 feet;

South 49 degrees 25 minutes 36 seconds East, 22.05 feet;

South 37 degrees 43 minutes 25 seconds East, 31.25 feet

South 43 degrees 38 minutes 45 seconds West, 6.88 feet;

South 38 degrees 04 minutes 37 seconds East, 10.33 feet;

South 48 degrees 20 minutes 51 seconds East, 282.40 feet;

North 32 degrees 54 minutes 45 seconds East, 9.46 feet to a point of curvature;

Thence along a curve to the left with a radius of 110.00 feet, a distance of 32.71 feet to a point to a point of compound curvature;

Thence along a curve to the left with a radius of 89.00 feet, a distance of 99.95 feet to a point;

Thence North 41 degrees 31 minutes 50 seconds, East 29.56 feet;

North 48 degrees 28 minutes 10 seconds West, 2.61 feet;

North 41 degrees 31 minutes 50 seconds East, 210.29 feet;

North 33 degrees 02 minutes 46 seconds East, 4.90 feet;

South 48 degrees 41 minutes 35 seconds East, 142.84 feet;

North 41 degrees 18 minutes 25 seconds East, 156.73 feet;

North 48 degrees 41 minutes 35 seconds West, 144.95 feet;

North 41 degrees 18 minutes 25 seconds East, 94.97 feet;

North 36 degrees 21 minutes 39 seconds East, 32.95 feet;

North 47 degrees 56 minutes 28 seconds West, 186.50 feet to a point of curvature;

Thence along a curve to the right with a radius of 22.00 feet, a distance of 31.81 feet to a point;

Thence North 34 degrees 54 minutes 04 seconds East, 13.81 feet to a point of curvature;

Thence along a curve to the left with a radius of 180.00 feet, a distance of 253.08 feet to a point;

Thence North 45 degrees 39 minutes 23 seconds West, 101.64 feet to a point of curvature;

Thence along a curve to the right with a radius of 70.00 feet, a distance of 78.89 feet to a point;

Thence North 18 degrees 55 minutes 12 seconds East, 25.84 feet to a point of curvature;

Thence along a curve to the left with a radius of 47.00 feet, a distance of 53.64 feet to a point;

Thence North 46 degrees 27 minutes 59 seconds West, 82.86 feet;

North 43 degrees 52 minutes 50 seconds East, 111.59 feet to a point of curvature;

Thence along a curve to the left with a radius of 13.00 feet, a distance of 17.58 feet to a point;

Thence North 33 degrees 35 minutes 03 seconds West, 38.93 feet;

North 45 degrees 38 minutes 35 seconds East, 23.39 feet;

South 44 degrees 21 minutes 25 seconds East, 0.62 feet to a point of curvature;

Thence along a curve to the left with a radius of 3.50 feet, a distance of 10.06 feet to a point;

Thence North 22 degrees 41 minutes 37 seconds West, 19.41 feet;

North 24 degrees 54 minutes 31 seconds West, 41.31 feet;

North 29 degrees 22 minutes 57 seconds West, 63.75 feet;

North 28 degrees 54 minutes 27 seconds West, 71.58 feet;

North 26 degrees 59 minutes 54 seconds West, 52.67 feet;

North 20 degrees 35 minutes 59 seconds West, 48.43 feet;

North 39 degrees 19 minutes 01 seconds West, 37.07 feet;

South 50 degrees 46 minutes 24 seconds West, 48.40 feet;

North 41 degrees 26 minutes 19 seconds West, 83.95 feet:

North 42 degrees 09 minutes 01 seconds West, 187.53 feet to a point on the southerly side of the New York State Thruway, as open and in use, and the point and place of BEGINNING of the parcel described herein.

PARCEL II (FOR INFORMATION ONLY – TENTATIVE BARN PARCEL)

BEGINNING at the point on the southwesterly side of Yonkers Avenue, as widened, said point and place of BEGINNING being distant the following courses and distances from the point formed by the intersection of the southerly side of the New York State Thruway, as open and in use, and the southwesterly side of Yonkers Avenue, as widened;

RUNNING THENCE south along said southwesterly side of Yonkers Avenue as widened, the following courses and distances:

South 39 degrees 29 minutes 32 seconds East, 31.00 feet;

North 65 degrees 38 minutes 10 seconds East, 7.08 feet;

South 34 degrees 16 minutes 58 seconds East, 1263.99 feet;

South 28 degrees 19 minutes 31 seconds East, 115.00 feet;

South 11 degrees 11 minutes 52 seconds East, 159.44 feet;

South 05 degrees 43 minutes 11 seconds East, 268.73 feet to a point of curvature;

Southerly on a curve to the right having a radius of 626.00 feet, a distance of 76.80 feet to a point on the curve and the point and place of BEGINNING;

Thence the following courses and distances through the lands known as Yonkers Raceway:

Thence South 78 degrees 28 minutes 27 seconds West, 111.11 feet;

North 11 degrees 31 minutes 33 seconds West, 117.27 feet;

South 78 degrees 28 minutes 27 seconds West, 52.38 feet;

North 13 degrees 40 minutes 25 seconds West, 147.31 feet;

South 76 degrees 19 minutes 35 seconds West, 48.19 feet;

North 68 degrees 32 minutes 03 seconds West, 19.69 feet;

South 25 degrees 17 minutes 03 seconds West 5.93 feet;

North 65 degrees 43 minutes 05 seconds West, 85.56 feet;

North 53 degrees 30 minutes 45 seconds West, 194.30 feet;

South 49 degrees 54 minutes 18 seconds West, 50.40 feet to a point of curvature;

Thence along a curve to the left with a radius of 175.00 feet, a distance of 41.45 feet to a point;

Thence South 36 degrees 20 minutes 01 seconds West, 187.09 feet;

South 36 degrees 39 minutes 38 seconds West, 46.81 feet;

South 55 degrees 13 minutes 44 seconds East, 19.53 feet to a point of curvature;

Thence along a curve to the right with a radius of 305.00 feet, 122.62 feet to a point;

South 32 degrees 11 minutes 41 seconds East, 52.00 feet; to a point of curvature;

Thence along a curve to the right with a radius of 350.00 feet, 115.49 feet to a point;

Thence South 14 degrees 08 minutes 17 seconds East, 104.52 feet;

South 59 degrees 32 minutes 59 seconds East, 159.69 feet;

North 30 degrees 27 minutes 01 seconds East, 212.81 feet;

South 59 degrees 32 minutes 59 seconds East, 281.87 feet to a point on the southwesterly side of Yonkers Avenue;

Thence along the northeasterly side of Yonkers Avenue North 09 degrees 03 minutes 28 seconds East, 192.72 feet to a point of curvature;

Thence along a curve to the left with a radius of 626.00 feet, a distance of 84.66 feet to the point and place of beginning of the parcel described herein.

Parcel I and Parcel II being TOGETHER WITH the benefits of the easement for off site parking and for ingress and egress contained in the Off Site Parking, Ingress, and Egress Easement Agreement between MGM Yonkers, Inc. and YRL Associates, L.P., dated January 29, 2019 and to be recorded in the Office of the County Clerk of Westchester County.

Part II

LEGAL DESCRIPTION

1.

Lease, by and between YR Land Corporation, as lessor, and Yonkers Racing Corporation (“YRC”), as lessee, dated June 15, 1972, a memorandum of which was dated June 15, 1972 and recorded June 15, 1972 in Liber 7061 cp. 429, as assigned by Assignment of Lease made between YRC, as assignor, to Rooney Associates, L.P. (“Rooney Associates”), as assignee, dated June 15, 1972 and recorded June 21, 1972 in Liber 7062 cp. 519, as assigned by Assignment and Assumption of Lease made between Thomas J. Hartigan, as Trustee of the Twenty Seven Trust and Ruanaidh Associates to YRL Associates, L.P. (“YRL”) dated December 29, 1983 and recorded January 5, 1984 in Liber 7892 cp. 131, as amended by Amendment to Memorandum of Lease made between YRL, as lessor, and Rooney Associates, as lessee, dated as of August 12, 2005 but effective as of June 14, 1972, and recorded October 4, 2005 as Control # 452580024, as amended by an unrecorded Amendment to Lease Agreement made by and between YRL, as lessor, and Rooney Associates, as lessee, dated as of July 28, 2008, of which an unrecorded Amendment to Memorandum of Lease was made between YRL, as lessor, and Rooney Associates, as lessee, dated as of July 28, 2008, as cited in Assignment and Assumption of Ground Lease recorded July 1, 2011 as Control No. 51130387, as assigned by Assignment and Assumption of Ground Lease made by and between Rooney Associates, as assignor, and YRC, as assignee, dated and effective as of July 1, 2010 and recorded July 1, 2011 as Control No. 51130387, as extended by the unrecorded Confirmation of Lease Renewal made by and between YRL, as lessor, and YRC, as lessee, dated as of December 31, 2016, as assigned by Assignment and Assumption of Ground Lease, dated as of the date hereof, by MGM Yonkers, Inc., as successor-by-merger to YRC (“MGM Yonkers”), as assignor, and MGP Yonkers Realty Sub, LLC (“MGP Yonkers”), as assignee, as amended by Amendment to Ground Lease, dated as of the date hereof, by YRL, as lessor, and MGP Yonkers, as lessee.

2.	Second Amended and Restated Lease Agreement, dated as of the date hereof, by and between MGP Yonkers, as lessor, and City of Yonkers Industrial Development Agency, as lessee.

3.	Second Amended and Restated Leaseback Agreement, dated as of the date hereof, by and between City of Yonkers Industrial Development Agency, as lessor, and MGP Yonkers, as lessee.

4.	Ground Sublease, dated as of the date hereof, by and between MGP Yonkers, as sublessor, and Landlord, as sublessee.

SCHEDULE 2

GAMING LICENSES

Leased Property	License / Jurisdiction	Original License Date	Regulatory Agency
Empire	1. Video Lottery Gaming Agent License 2. Simulcast Facility and Account Wagering License 3. Racetrack License Jurisdiction: New York	January 29, 2019	New York State Gaming Commission